OMNIBUS AMENDMENT NO. 1
- - -
Amendment No. 2 to Receivables Sale Agreement,
Amendment No. 2 to Receivables Purchase Agreement,
and
Amendment No. 2 to Performance Undertaking
THIS OMNIBUS AMENDMENT NO. 1 (this “Amendment”) is entered into as of May 3, 2013 (the “Effective Date”), by and among Commercial Metals Company, a Delaware corporation, individually (“CMC”) and as provider of the Performance Undertaking (the “Performance Guarantor”), CMC Cometals Processing, Inc., a Texas corporation (“Cometals”), Howell Metal Company, a Virginia corporation (“Howell”), Structural Metals, Inc., a Texas corporation (“SMI”), CMC Steel Fabricators, Inc., a Texas corporation (“CMC Steel”), SMI Steel LLC, an Alabama limited liability company (previously known as SMI Steel Inc., an Alabama corporation) (“SMI Steel”), SMI-Owen Steel Company, Inc., a South Carolina corporation (“SMI Owen”), Owen Electric Steel Company of South Carolina, a South Carolina corporation (“Owen Electric”), AHT, Inc., a Pennsylvania corporation (“AHT”, together with CMC, Cometals, Howell, SMI, CMC Steel, SMI Steel, SMI Owen and Owen Electric, the “Originators”), CMC Receivables, Inc., a Delaware corporation (the “SPE”), Liberty Street Funding LLC, a Delaware limited liability company (a “Purchaser”), The Bank of Nova Scotia, individually (a “Purchaser”) and in its capacity as administrator of the Liberty Street Funding Group (in such capacity, together with its successors and assigns in such capacity, the “Liberty Street Administrator”), and Wells Fargo Bank, N.A., individually (a “Purchaser”), and as administrative agent for the Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).
Preliminary Statements
A.    The Originators and the SPE are parties to that certain Receivables Sale Agreement dated as of April 5, 2011 (as amended, restated, or modified from time to time, the “Sale Agreement”).

B.    The SPE, CMC, Liberty Street, the Liberty Street Administrator, and WFB are parties to that certain Receivables Purchase Agreement dated as of April 5, 2011 (as amended, restated, or modified from time to time, the “Purchase Agreement”).

C.    The Performance Guarantor and the SPE are parties to that certain Performance Undertaking dated as of April 5, 2011 (as amended, restated, or modified from time to time, the “Performance Undertaking,” and together with the Sale Agreement and the Purchase Agreement, the “Agreements” ).

D.    SMI Owen desires to withdraw from the Sale Agreement as an Originator, and the parties hereto desire to amend the Agreements on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreements.
2.    Amendments. As of the Effective Date:
2.1.    Amendment to Sale Agreement. The Sale Agreement is hereby amended to delete SMI Owen as an Originator, and the Subordinated Note issued by the SPE in favor of SMI Owen is hereby cancelled.
2.2.    Amendments to Purchase Agreement.
a.    The definition of each of the following defined terms in Exhibit I to the Purchase Agreement is hereby amended and restated in its entirety to read, respectively, as follows:
“Lock-Box Agreement” means, in respect of any Lock-Box Account(s), an agreement among the Originator that is the owner of such Lock-Box Account(s), the Administrative Agent, as assignee of the Seller’s security interest therein, and the applicable Lock-Box Bank, perfecting the Administrative Agent’s security interest in such Lock-Box Account(s).

“Required Purchasers” means (a) at any time there is only one Purchaser, such Purchaser, (b) at any time there are only two Purchasers, (i) solely for purposes of Section 7.2 of this Agreement, either Purchaser, and (ii) for all other purposes, both Originators, and (c) at all other times, Purchasers with Commitments in excess of 66-2/3% of the aggregate Commitment (or, if no Commitments are outstanding, Purchasers with outstanding Capital in excess of 66-2/3% of the outstanding Aggregate Capital).

b.    Section 6.3 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
Section 6.3. Lock-Box Accounts. Pursuant to the Sale Agreement, the applicable Originator has granted to Seller a security interest in, among other things, each Lock-Box Account. Seller hereby assigns its security interest in each Lock-Box Account to the Administrative Agent, for the benefit of the Purchasers. Subject to the terms of the applicable Lock-Box Agreement, the Administrative Agent has been given “control” (within the meaning of the UCC) over each Lock-Box Account. Seller hereby authorizes the Administrative Agent, and agrees that the Administrative Agent shall be entitled after the occurrence of an Amortization Event to (a) endorse Seller’s name on checks and other instruments representing Collections, (b) enforce the Receivables, the related Contracts and the Related Security and (c) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Administrative Agent rather than Seller.

c.    Exhibit IV to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex I hereto.
d.    Schedule C to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex II hereto.
2.3.    Amendment to Performance Undertaking. All references in the Performance Undertaking to “SMI - Owen Steel Co. Inc., a South Carolina corporation” or to “SMI Owen” are hereby deleted.
3.    Effect of Amendments; Waiver.
3.1.    Except as specifically amended hereby, the Agreements shall remain unaltered and in full force and effect. This Amendment shall not constitute a novation of the Agreements, but shall constitute an amendment to the Agreements and the exhibits and schedules thereto as noted above. The parties hereto agree to be bound by the terms and conditions of the Agreements, as amended hereby, as though such terms and conditions were set forth in full herein.
3.2.    The Administrative Agent, the Liberty Street Administrator and the Purchasers hereby waive any Amortization Event or Potential Amortization Event that may exist by virtue of (a) any misrepresentation by the Originators under the Sale Agreement or by the SPE under the Purchase Agreement as to title to the Receivables originated by Owen Electric or perfection of the SPE’s ownership interest or the Administrative Agent’s security interest therein prior to Owen Electric’s joinder to the Sale Agreement, and (b) any resulting cross-default under the Purchase Agreement.
3.3.    The Administrative Agent or its counsel is hereby authorized and directed to terminate financing statement no. 110407-1330367 filed 4/7/11 in the office of the Secretary of State of the State of South Carolina naming SMI-Owen as debtor/seller, and the security interests of the SPE and the Administrative Agent in the assets covered thereby are hereby released and terminated.
4.    Representations and Warranties. In order to induce the Administrative Agent, the Liberty Street Administrator and the Purchasers to enter into this Amendment:
4.1.    Each of the Originators hereby represents and warrants that (i) its execution and delivery of this Amendment is within its corporate or limited liability company powers and authority and has been duly authorized by all necessary corporate or limited liability company action on its part, (ii) this Amendment has been duly executed and delivered by it, (iii) each of its representations and warranties set forth in Article II of the Sale Agreement is true and correct on and as of the Effective Date as though made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case each of such representations and warranties remains true and correct in all material respects as of such earlier date, and (iv) no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event on and as of the Effective Date.
4.2.    Each of the SPE and CMC, hereby represents and warrants that (i) its execution and delivery of this Amendment is within its corporate powers and authority and has been duly authorized by all necessary corporate action on its part, (ii) this Amendment has been duly executed and delivered by it, (iii) each of its representations and warranties set forth in Article III of the Purchase Agreement is true and correct on and as of the Effective Date as though made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case each of such representations and warranties remains true and correct in all material respects as of such earlier date, (iv) in the case of CMC, each of its representations and warranties set forth in Section 6 of the Performance Undertaking is true and correct on and as of the Effective Date as though made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case each of such representations and warranties remains true and correct in all material respects as of such earlier date (v) no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event on and as of the Effective Date, and (vi) no Investment Excess exists on and as of the Effective Date.
5.    Conditions Precedent. Effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent on or prior to the Effective Date:

5.1.	The Administrative Agent shall have received:
a.    counterparts hereof, duly executed by each of the parties hereto,
b.    counterparts of Amendment No. 1 to Deposit Account Control Agreement dated as of May 3, 2013, duly executed by each of CMC, the Administrative Agent and Bank of America, N.A.,
c.    counterparts of Joinder and Amendment No. 1 to Receivables Sale Agreement, duly executed by each of the parties thereto and consented to by the Liberty Street Administrator and the Administrative Agent, together with each of the closing documents required thereunder; and
d.    payment of WFB’s legal fees in connection with the preparation and closing of this Amendment; and
5.2.    Each of the representations and warranties contained in Section 4 of this Amendment shall be true and correct as of the Effective Date.

6.    Miscellaneous.
6.1.    GOVERNING LAW. AS TO ITS IMPACT ON EACH OF THE AGREEMENTS AMENDED HEREBY, THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SAME LAWS THAT GOVERN SUCH AGREEMENT.
6.2.    CONSENT TO JURISDICTION. EACH SELLER PARTY AND EACH ORIGINATOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AGREEMENTS AS AMENDED HEREBY, OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND EACH SELLER PARTY AND EACH ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE LIBERTY STREET ADMINISTRATOR OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY OR ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY OR ANY ORIGINATOR AGAINST THE ADMINISTRATIVE AGENT, THE LIBERTY STREET ADMINISTRATOR OR ANY PURCHASER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, THE LIBERTY STREET ADMINISTRATOR OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY OR ORIGINATOR PURSUANT TO THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.
6.3.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE AGREEMENTS AS AMENDED BY THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY OR ANY ORIGINATOR PURSUANT TO THE AGREEMENTS OR THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
6.4.    Integration; Binding Effect. This Amendment and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
6.5.    Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.6.    Reaffirmation. Except as expressly modified herby, each of the Sale Agreement, the Purchase Agreement and the Performance Undertaking is hereby ratified and remains unaltered and in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
CMC RECEIVABLES, INC.

By:    /s/ Carey J. Dubois
Name: Carey J. Dubois
Title: Treasurer

Signature Page 1

COMMERCIAL METALS COMPANY, individually and as Performance Guarantor

By:    /s/ Carey J. Dubois
Name: Carey J. Dubois
Title: V.P. and Treasurer

Signature Page 2

CMC COMETALS PROCESSING, INC.

By:    /s/ Paul K. Kirkpatrick
Name: Paul K. Kirkpatrick
Title: Secretary

Signature Page 3

HOWELL METAL COMPANY

By:    /s/ Carey J. Dubois
Name: Carey J. Dubois
Title: Treasurer

Signature Page 4

STRUCTURAL METALS, INC.

By:    /s/ Carey J. Dubois
Name: Carey J. Dubois
Title: Treasurer

Signature Page 5

CMC STEEL FABRICATORS, INC.

By:    /s/ Carey J. Dubois
Name: Carey J. Dubois
Title: Treasurer

Signature Page 6

SMI STEEL LLC

By:    /s/ Carey J. Dubois
Name: Carey J. Dubois
Title: Treasurer

Signature Page 7

OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA

By:    /s/ Carey J. Dubois
Name: Carey J. Dubois
Title: Treasurer

Signature Page 7

SMI - OWEN STEEL COMPANY, INC.

By:    /s/ Carey J. Dubois
Name: Carey J. Dubois
Title: Treasurer

Signature Page 8

AHT, INC.

By:    /s/ Carey J. Dubois
Name: Carey J. Dubois
Title: Treasurer

Signature Page 9

WELLS FARGO BANK, N.A., INDIVIDUALLY AND AS ADMINISTRATIVE AGENT

By:    /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Vice President

Signature Page 10

THE BANK OF NOVA SCOTIA, INDIVIDUALLY AND AS LIBERTY STREET AGENT

By:    /s/ John Krazell
Name:    John Krazell
Title: Director

18Signature Page 11

LIBERTY STREET FUNDING LLC

By:    /s/ Jill A. Russo
Name:    Jill A. Russo
Title: Vice President

19Signature Page 12

Annex I

EXHIBIT IV
LOCK-BOXES AND LOCK-BOX ACCOUNTS

[INTENTIONALLY OMITTED]

Annex I – Exhibit IV20

Annex II

SCHEDULE C
DIVISIONS

Originator	Participating Division

Commercial Metals Company	ALL DIVISIONS

CMC Cometals Processing, Inc.	ALL DIVISIONS

Howell Metal Company	ALL DIVISIONS

AHT, Inc.	ALL DIVISIONS

Structural Metals, Inc.	CMC Steel Texas
CMC Logistics
CMC Distribution

CMC Steel Fabricators, Inc.	CMC Steel Arizona
CMC Southern Post
CMC Steel Arkansas

SMI Steel LLC	CMC Steel Alabama

Owen Electric Steel Company of South Carolina	CMC Steel South Carolina

Annex II – Schedule C